UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 20, 2010

____________________

Verso Paper Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

____________________

6775 Lenox Center Court, Suite 400
Memphis, Tennessee 38115-4436

(Address, including zip code, of principal executive offices)

(901) 369-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

Verso Paper Corp., or “Verso,” held its 2010 Annual Meeting of Stockholders on May 20, 2010.  At the meeting, Verso’s stockholders (1) elected Michael A. Jackson, David W. Oskin and Jordon C. Zaken to serve as Class II directors on Verso’s board of directors for a term of three years and (2) ratified the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2010.  The proposals are described in detail in Verso’s definitive proxy statement dated April 20, 2010, for the meeting.  The tabulation of votes cast with respect to each proposal is as follows:

1.	Election of three Class II directors to serve on Verso’s board of directors for a term of three years:

Nominee	For	Withheld	Broker Non-Votes

Michael A. Jackson	39,742,633	874,586	9,944,080
David W. Oskin	40,562,893	54,326	9,944,080
Jordan C. Zaken	39,638,620	978,599	9,944,080

Stockholders were not provided the option to abstain from voting on this proposal.

2.	Ratification of the appointment of Deloitte & Touche LLP as Verso’s independent registered public accounting firm for the year ending December 31, 2010:

For	Against	Abstained

50,400,873	132,224	28,202

There were no broker non-votes on this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 25, 2010

VERSO PAPER CORP.

By:	/s/ Peter H. Kesser
Peter H. Kesser
Vice President and Secretary

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